THE ALGER INSTITUTIONAL FUNDS

Alger Mid Cap Growth Institutional Fund

Supplement dated December 30, 2014 to the

Prospectus dated March 1, 2014

As supplemented to date

The following replaces the information under the heading “Management - Co-Portfolio Managers:” on page 20 of the Prospectus:

Ankur Crawford, Ph.D.	Joel Emery, CFA	Brian Schulz, CFA
Senior Vice President	Senior Vice President,	Senior Vice President,
Senior Analyst	Senior Analyst and	Senior Analyst and
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Since November 2010	Since February 20104	Since February 2013

Alex Goldman	Michael Melnyk, CFA	Christopher R. Walsh, CFA
Senior Vice President,	Senior Vice President,	Senior Vice President,
Senior Analyst and	Senior Analyst and	Senior Analyst and
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager
Since February 2013	Since February 2013	Since February 2013

The following replaces the entries for Alger Mid Cap Growth Institutional Fund in the chart under the heading “Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 34 of the Prospectus:

Fund	Portfolio Manager(s)
Alger Mid Cap Growth Portfolio	Co - Portfolio Managers:	Since
	Ankur Crawford, Ph.D.	November 2010
	Joel Emery, CFA	February 2014
	Alex Goldman	February 2013
	Michael Melnyk, CFA	February 2013
	Brian Schulz, CFA	February 2013
	Christopher R. Walsh, CFA	February 2013

In addition, the description regarding Michael Young is deleted from the descriptions of portfolio managers on page 35 of the Prospectus. Mr. Young is no longer employed by the Manager.

The following replaces the last two paragraphs on page A-6 under the heading “Disclosure of Portfolio Holdings” on page A-5 of the Prospectus:

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

The Trustees periodically review a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds.  Such information will include, but not be limited to, relative weightings and characteristics of a Fund portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis),  security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature .  Please contact the Funds at (800) 992-3863 to obtain such information.

S-MPIR 123014

THE ALGER INSTITUTIONAL FUNDS

Alger Mid Cap Growth Institutional Fund

Supplement dated December 30, 2014 to the

Statement of Additional Information dated March 1, 2014,

As Supplemented to Date

The line item regarding accounts managed by Michael Young is deleted from the chart under the heading “Other Accounts Managed by Portfolio Managers” on page 30 of the Statement of Additional Information. In addition, the line item regarding Michael Young’s beneficial interest  is deleted from the chart under the heading “Securities owned by the Portfolio Managers” on page 31 of the Statement of Additional Information.  Mr. Young is no longer employed by the Manager.

S-ISAI 123014